SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                              SECOND AMENDMENT TO
                                 CURRENT REPORT
                           ON FORM 8-K



             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934



Date of Report :  November 14, 1996
                 ------------------

(Date of earliest event reported) :     (July 22, 1996 )
                                        ----------------



                         MANAGEMENT TECHNOLOGIES, INC.
                         -----------------------------

             (Exact name of Registrant as specified in its Charter)


                                    NEW YORK
                                    --------

                 (State or other jurisdiction of incorporation)
     0-17206                              13-3029797
---------------------               ----------------

Commission File No.                 I.R.S. Employer Identification


630 Third Avenue, New York, NY        10017
------------------------------     --------

Address of principal                         Zip Code
executive offices


      (212) 557-0022
--------------------

Registrant's telephone number,
including area code
ITEM 5.  OTHER EVENTS


     Between July 22 and August 23, 1996, the Registrant ("Management Technologies, Inc." or "the Company") placed $1,800,000 of its Series X 9% convertible debenture (the "Series X Debenture"), maturing December 31, 1997, with various parties, pursuant to a resolution of the Company's Board of Directors. The amounts placed, placement date and the Series X Debenture subscribers are as follows:
     July 22, 1996       UC Financial Ltd.                 $200,000
     July 22, 1996       Paril Holding                     $250,000
     July 22, 1996       G.B.J. inc.                       $100,000
     July 23, 1996        UC Financial Ltd.                $200,000
     July 30, 1996       Torah Vachesed Le'zra Vesad       $400,000
     August 1, 1996      Hershel Goldberg                  $100,000
     August 6, 1996      FT Trading                        $100,000
     August 06, 1996     Hirsch Kraus                      $100,000
     August 23, 1996     Invirza S.A.                      $300,000
     August 23, 1996     Henza Koening                     $25,000
     August 23, 1996     Irwin Taiger                      $25,000

The Series X Debenture is convertible at the lower of 65 % of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five (5) consecutive business days immediately preceding the closing date of the debenture or 65 % of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five (5) consecutive business days immediately preceding the conversion date.
     In addition, the Company agreed to pay a commission equal to 10% of the gross proceeds to Venture Guarantee Limited as compensation for arranging the placement of its Series X Debenture. Venture Guarantee Limited is not an affiliate of the Company.
The following Series X debentures have been presented for conversion:
Conversion              Holder                     Conversion       Conversi
Date                                               Amount           on
                                                                    Shares
September 9, 1996       Paril Holding                     $100,000   410,341
September 16, 1996      UC Financial                      $100,000   523,834
September 18, 1996      UC Financial                      $100,000   547,046
September 16, 1996      Paril Holding                     $150,000   785,752
September 18, 1996      Torah Vachesed Lezra              $125,000   683,807
                        Vesad
September 18, 1996      GBJ, Inc.                         $100,000   547,046
September 18, 1996      UC Financial                       $75,000   410,256
September 19, 1996      UC Financial                      $100,000   535,103
September 16, 1996      Goldberg                          $100,000   523,834
October 1, 1996         FT Trading                         $50,000   307,692
October 4, 1996         Hirsch Kraus                       $60,000   447,761
October 11, 1996        FT Trading                         $25,000   219,780
October 14,1996         Irwin Taiger                       $25,000   211,864
October 14,1996         Henza Koenig                       $25,000   211,864
October 16, 1996        Torah Vachesed Lezra               $50,000   492,611
                        Vesad
October 22, 1996        Hirsch Kraus                       $40,000   492,308
October 23, 1996        FT Trading                         $25,000   307,692
October 23, 1996        Torah Vachesed Lezra               $50,000   615,385
                        Vesad
October 24, 1996        Torah Vachesed Lezra               $75,000   879,250
                        Vesad
October 24, 1996        UC Financial                       $25,000   294,118


ITEM 7.  EXHIBITS
10.212         Form of  Series X Convertible  Debenture incorporated by
     reference to exhibit 10.212   to the Company's current report on Form 8-K
     dated August 9, 1996.
10.213         Form of  Offshore Securities Subscription Agreement incorporated
by reference to               exhibit 10.213 to the Company's current report on
Form 8-K dated August 9, 1996.
                                   SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MANAGEMENT TECHNOLOGIES, INC.
                              -----------------------------

                              (Registrant)


                              /s/ Peter Morris
                                 -------------------------------

                              Peter Morris
                              President & Chief Operating Officer
Dated:    New York, New York
          November 14, 1996